Exhibit 99.(h)(iii)

January 4, 2024

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Scott Shirrell, Managing Director

Re: each registered management investment company identified on Schedule A to the Agreement (each a "Trust")

Ladies and Gentlemen:

In accordance with the Administration Agreement dated as of October 26, 2018 and effective as of November 1, 2018, as amended, modified, or supplemented from time to time, last amended on October 3, 2023 (the "Agreement"), by and among each registered investment company party thereto, and State Street Bank and Trust Company ("State Street"), each undersigned Trust, on behalf of itself and each fund(s), hereby confirms that State Street acts as Administrator for them under the terms of the Agreement, as set forth on Exhibit A attached hereto and hereby requests that State Street as Administrator render services to the new funds in accordance with Schedule B2 to the Agreement, and that Annex I to Schedule B2 be hereby amended and restated as set forth on Exhibit B attached hereto. In connection with such request, the undersigned Trust hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Trust.

Sincerely,

EACH TRUST IDENTIFIED ON EXHIBIT A HERETO
on behalf of:
ITSELF OR ITS FUND(S)

By:	/s/ Stephen M. Atkins
Name:	Stephen Atkins
Title:	Treasurer

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Scott Shirrell
Name:	Scott Shirrell
Title:	Managing Director, Duly Authorized
Effective Date: January 4, 2024

EXHIBIT A

LIST OF FUNDS

OPEN-END FUNDS

CALAMOS ADVISORS TRUST

Calamos Growth and Income Portfolio

CALAMOS ETF TRUST

Calamos Antetokounmpo Global Sustainable Equities ETF

Calamos Convertible Equity Alternative ETF

Calamos CEF Income & Arbitrage ETF

Calamos Alternative Nasdaq & Bond ETF

CALAMOS INVESTMENT TRUS

Calamos Convertible Fund

Calamos Dividend Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Convertible Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Hedged Equity Fund

Calamos High Income Opportunities Fund

Calamos International Growth Fund

Calamos Market Neutral Income Fund

Calamos Select Fund

Calamos Phineus Long/Short Fund

Calamos Total Return Bond Fund

Calamos Short-Term Bond Fund

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos International Small Cap Growth Fund

Calamos Merger Arbitrage Fund

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST

Calamos Antetokounmpo Sustainable Equities Fund

CLOSED-END FUNDS

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND CALAMOS

CONVERTIBLE AND HIGH INCOME FUND

CALAMOS STRATEGIC TOTAL RETURN FUND

CALAMOS GLOBAL TOTAL RETURN FUND

CALAMOS GLOBAL DYNAMIC INCOME FUND

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND

CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

Exhibit B

ANNEX I

Calamos Advisors LLC

Further to the Administration Agreement dated October 26, 2018, last amended on January 25, 2023, between each registered management investment company identified on Schedule A attached thereto (each, a “Trust”) and State Street Bank and Trust Company (“State Street”), each relevant Trust and State Street agree to update this Annex 1 by mutual written agreement of the Parties hereto:

Form N-PORT Services and Quarterly Portfolio of Investments Services (FILING-ONLY)	Service Type
Calamos ETF Trust	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Antetokounmpo Global Sustainable Equities ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Convertible Equity Alternative ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos CEF Income & Arbitrage ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Alternative Nasdaq & Bond ETF	Standard N-PORT Reporting Solution (Data and Filing)
CALAMOS INVESTMENT TRUST	Standard N-PORT Reporting Solution (Data and Filing)

Calamos Convertible Fund

Calamos Dividend Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Convertible Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Hedged Equity Fund

Calamos High Income Opportunities Fund

Calamos International Growth Fund

Calamos Market Neutral Income Fund

Calamos Select Fund

Calamos Phineus Long/Short Fund

Calamos Total Return Bond Fund

Calamos Short-Term Bond Fund

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos International Small Cap Growth Fund

Calamos Merger Arbitrage Fund

Standard N-PORT Reporting Solution (Data and Filing)

Form N-CEN Services	Service Type
Calamos ETF Trust	Standard N-CEN Reporting Solution (Data and Filing)
CALAMOS INVESTMENT TRUST	Standard N-CEN Reporting Solution (Data and Filing)
CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND CALAMOS	Standard N-CEN Reporting Solution (Data and Filing)
CONVERTIBLE AND HIGH INCOME FUND	Standard N-CEN Reporting Solution (Data and Filing)
CALAMOS STRATEGIC TOTAL RETURN FUND	Standard N-CEN Reporting Solution (Data and Filing)
CALAMOS GLOBAL TOTAL RETURN FUND	Standard N-CEN Reporting Solution (Data and Filing)
CALAMOS GLOBAL DYNAMIC INCOME FUND	Standard N-CEN Reporting Solution (Data and Filing)
CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND	Standard N-CEN Reporting Solution (Data and Filing)
CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST	Standard N-CEN Reporting Solution (Data and Filing)

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

EACH REGISTERED MANAGEMENT	STATE STREET BANK AND TRUST COMPANY

INVESTMENT COMPANY

IDENTIFIED ON ANNEX I

By:	/s/ Stphen M. Atkins		By:	/s/ Scott Shirrell

	Name:	Stephen Atkins	Name: Scott Shirrell
	Title:	Treasurer	Title: Managing Director
	Address:	2020 Calamos Court	Address: 1 Iron Street, Boston MA 02110
Naperville, IL 60563
	Date: January 4, 2024		Date: January 4, 2024